                                                                      EXHIBIT 24
                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                        /S/ WILLIAM C. BALLARD, JR.
                                        ---------------------------------------
                                        William C. Ballard, Jr.
                                        Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                       /S/ PIER C. BORRA
                                       ----------------------------------------
                                       Pier C. Borra
                                       Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the principal financial officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN his true and lawful attorney-in-fact and agent (with full power of substitution and resubstitution), with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as the principal financial officer of the Company, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                          /S/ RAYMOND W. BRAUN
                                          --------------------------------------
                                          Raymond W. Braun,
                                          Principal Financial Officer

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, chairman of the board and principal executive officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints RAYMOND W. BRAUN his true and lawful attorney-in-fact and agent, (with full power of substitution and resubstitution), with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, chairman of the board and principal executive officer to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                       /S/ GEORGE L. CHAPMAN
                                       -----------------------------------------
                                       George L. Chapman,
                                       Director, Chairman of the Board and
                                              Principal Executive Officer

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the principal accounting officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as the principal accounting officer, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                          /S/ MICHAEL A. CRABTREE
                                          --------------------------------------
                                          Michael A. Crabtree
                                          Principal Accounting Officer

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                          /S/ JEFFREY H. DONAHUE
                                          --------------------------------------
                                          Jeffrey H. Donahue
                                          Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                         /S/ PETER J. GRUA
                                         --------------------------------------
                                         Peter J. Grua
                                         Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN her true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 13th day of November, 2001.

                                        /S/ SHARON M. OSTER
                                        ----------------------------------------
                                        Sharon M. Oster
                                        Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                            /S/ BRUCE G. THOMPSON
                                            ------------------------------------
                                            Bruce G. Thompson
                                            Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                      /S/ R. SCOTT TRUMBULL
                                      ------------------------------------------
                                      R. Scott Trumbull
                                      Director

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-8 ("Form S-8") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act shares of the Company's common stock, $1.00 par value per share, offered to eligible employees pursuant to the Company's 1995 Stock Incentive Plan, hereby constitutes and appoints GEORGE L. CHAPMAN and RAYMOND W. BRAUN his true and lawful attorneys-in-fact and agents, and each of them (with full power of substitution and resubstitution), with full power to act without the other, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as director, to sign such Form S-8 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-8 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the Company's common stock on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-8, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 13th day of November, 2001.

                                       /S/ RICHARD A. UNVERFERTH
                                       ----------------------------------------
                                       Richard A. Unverferth
                                       Director